UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 9, 2011

Commission File Number 1-9788

LANDAUER, INC.
(Exact name of registrant as specified in its charter)
Delaware	06-1218089
(State or other jurisdiction of	(I.R.S. Employer
Incorporation or organization)	Identification Number)
2 Science Road, Glenwood, Illinois; 60425
(Address of principal executive offices and zip code)

(708) 755-7000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Item 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 9, 2011, Landauer, Inc. issued a News Release announcing its earnings for its fiscal 2011 third quarter ended June 30, 2011. A copy of the News Release is furnished as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits.

99.1 News Release, dated August 9, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDAUER, INC.

Date: August 9, 2011	/s/ Jonathon M. Singer
Senior Vice President, Treasurer,
Secretary and Chief Financial Officer
(Principal Financial and Accounting Officer)